UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2025

KUN PENG INTERNATIONAL LTD.

Formerly known as CX Network Group Inc.

Nevada	333-169805	EIN 32-0538640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 2069W, Sihui Building No 1008-B, Huihe South Street Banbidian Village Gaobeidian Town, Chaoyang District Beijing, PRC	100124
(Address of Principal Executive Offices)	(Zip Code)

+86-10-87227012

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CHANGE OF CERTIFYING ACCOUNTANTS

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

Resignation of Previous Independent Registered Public Accounting Firm

On December 31, 2025, Kun Peng International Ltd., a Nevada corporation (the “Company”) received the resignation of J&S Associate PTL (“J&S”) as the Company’s independent registered public accounting firm. The resignation of J&S was accepted and approved by our Board of Directors (“Board of Directors”) on January 1, 2026.

J&S’s audit reports on the Company’s financial statements as of and for the fiscal years ended September 30, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for the fiscal years ended September 30, 2025 and 2024 contained an uncertainty about the Company’s ability to continue as a going concern.

During our most recent fiscal year ended September 30, 2025 and through the date of this report, we have had no disagreements with J&S on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of J&S, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such period.

During our most recent fiscal year ended September 30, 2025 and through the date of this report, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission (the “SEC”).

We provided J&S with a copy of this disclosure before the filing was made with the SEC. We requested that J&S provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from J&S stating that it agrees with the above statements. A copy of such letter, dated January 5, 2026 is filed as Exhibit 16 to this report.

Appointment of New Independent Registered Public Accounting Firm

The Company has engaged GGF CPA Ltd. (“GGF”) as our new independent registered public accounting firm.

During the two most recent fiscal years and through the date of its engagement, we did not consult with GGF regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). In approving the selection of GGF as the Company’s new independent registered public accounting firm, our Board of Directors considered all relevant factors, including the fact that GGF is registered with the Public Company Accounting Oversight Board (the “PCAOB”).

Forward-Looking Statements

Matters discussed in this report may constitute forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, other than statements of historical facts. The words “believe,” “anticipate,” “intend,” “estimate,” “potential,” “may,” “should,” “expect,” “pending” and similar expressions identify forward-looking statements. The forward-looking statements in this report are based upon various assumptions. Although we believe that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies, which are difficult or impossible to predict and are beyond our control, we cannot assure you that we will achieve or accomplish these expectations.

EXHIBITS

Exhibit Description

16	Letter from J&S Associate PTL addressed to the Securities and Exchange Commission dated January 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the securities exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KUN PENG INTERNATIONAL LTD.

	By:	/s/ ZHUANG Richun
Date: January 6, 2026		ZHUANG Richun, Chief Executive Officer